AVIATION • INFRASTRUCTURE • REAL ESTATE

SkyHarbour

2023 Third Quarter Investor Call

November 14th, 2023

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future, Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

Presenters

SkyHarbour



Tal Keinan
Founder, Chair & CEO



Francisco Gonzalez
CFO



Tim Herr
Treasurer / VP Finance



Michael Schmitt
Chief Accounting Officer



Tori Petro
Senior Finance Associate

On Track to Positive Operating Cash Flow on a Consolidated Basis in 2024


Cost of Construction and Constructed Assets
(in millions)
140
120
100
80
60
40
20
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23


Quarterly Revenues
(in millions)
3
2.5
2
1.5
1
0.5
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23


Operating Expenses
(in millions)
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23


SG&A
(in millions)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23


Operating Loss
(in millions)
6
5
4
3
2
1
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23


Net Cash Flow used in Operating Activities
(in millions)
16
14
12
10
8
6
4
2
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23

Scale: In pursuit of high-quality square footage



Rentable Square Footage in Operation
(total square feet)
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23



Rentable Square Footage In Development and Under Exclusive Ground Lease Negotiation
(total square feet)
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23
In Development
Chicago (PWK)
Under Exclusive Ground Lease Negotiation

Business Updates

- Site Acquisition
- Development – Manufacturing and Construction
- Leasing
- Airfield Operations
- Market Landscape
- Lessons Learned
- Business Strategy


SkyHarbour


NYSE
CNBC

Site Acquisition
Long Cycle Time; High Throughput

- Sites in Operation
  - SGR, BNA, OPF
- Sites in Development
  - DVT, APA, ADS
- Sites in Permitting
  - PWK
- New ground leases expected in Q4: 2
- New ground leases expected in H1: 3





Development Manufacturing Construction
Moving from EFFECTIVE to EFFICIENT

RapidBuilt

- Integration update
- Ambition for RapidBuilt

	Facility	Expected Completion Date	Estimated Cost ($mm)	Rentable Square Footage
In Operation				
	SGR	Q4 2020	$10.5	66,080
	BNA	Q4 2022	$25.7	149,069
	OPF I	Q1 2023	$32	160,092
Under Construction				
	DVT	Q1 2024	$32.5 - $37.8	134,270
	APA	Q2 2024	$37.2 - $43.2	130,550
	ADS	Q4 2024	$25.4 - $27.4	115,506
In Permitting				
	OPF II	Q1 2025	$28.1 - $32.7	107,966
	ADS II*	Q2 2025	$6.8 - $9.8	33,600
	APA II	Q1 2025	$28.6 - $33.2	109,189
	DVT II*	Q1 2025	$28.2 - $32.8	125,556
Total			$255 - $285	1,131,878

*funded outside of obligated group







Leasing

From experimental concept to clear value proposition

Current occupancy

- SGR – 94%
- BNA – 86.4%
- OPF – 62.5%

First member evangelists

Articulation of value proposition

Rising rental rates and re-ups







Airfield Operations

Delivering a unique, truly-differentiated offering

- Safety report
- Service gaps report
- Tenant feedback
- New services


SkyHarbour




Market Landscape
Tailwinds prevail

Demand growth
- OEM deliveries +
- Useful airframe life growth =
- Hangar deficit growing more acute each year

Competitive landscape
- FBO consolidation
- Airport demand for hangar versus transient services

Validation and recognition of Sky Harbour Model
- Airports: *"Sky Harbour are not a traditional FBO, they will not cannibalize existing traffic, the extra storage capacity will complement our existing offering."* – Jeff Miller, GM of Chicago Executive (PWK)

- Members: *"I never have to wait for service. I fly exactly when I need to fly, even on short notice. I have never gotten more value from my airplane."* – SKYH Member, Gulfstream 550 Owner




SkyHarbour



Lessons Learned
Transitioning from prototype to production

Integration Function

Site Acquisition
- Target throughput versus cycle-time
- Articulation of Sky Harbour value proposition to airport sponsors
- Team: Veteran edge

Development
- Effective integration of manufacturing and construction requires time and is facilitated by scale
- Additional development resources required as scale-up begins

Member Leasing
- Branding / Articulating the value proposition
- Re-leasing / term-management

Airfield Operations
- Time-to-wheels-up metric
- Differentiated services






Our Cash is Earning Higher Rates than the Cost of our Debt

$130,000,000
U.S. Treasuries and Cash
As of September 30th



$97,015
$36,760
Cash
Treasuries

U.S. treasuries have an average maturity of 4 months



Series 2021 Bond Debt Service
(in millions)
14
12
10
8
6
4
2
0
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2054
Bond Principal
Bond Interest (millions)



Rapid Built Debt Service
(in millions)
7
6
5
4
3
2
1
0
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

New PIPE Equity Provides Growth Capital for Next Several Campuses

Size
$42,810,000* (first close)

Shares
6,586,154 Class A shares
1,141,600 Warrants

Price per Share
~$6.50 (inclusive of warrant coverage)

Purchaser
Funds managed by Altai Capital

Investors through Altai include
8VC, RAGA Partners and family offices of ultra high net worth individuals. They join Boston Omaha, Center Capital, and Due West as major shareholders

*excludes the potential of up to another $15 million as part of a second close on November 30th.

ALTAI CAPITAL

SkyHarbour

Illustrative Scaling of Business and Unit Economics

Airfields	12	20	50
Total Capital	$600,000,000	$1,100,000,000	$3,000,000,000
Total Debt	$420,000,000	$792,000,000	$2,400,000,000
Leverage	70%	72%	80%
Blended Rate:	5.00%	5.50%	5.25%
Project Equity	$180,000,000	$308,000,000	$600,000,000
Cost of Debt	$21,000,000	$43,560,000	$126,000,000
NOI[1]	$81,000,000	$154,000,000	$345,000,000
Pre-tax Cash Flow to Equity	$60,000,000	$110,440,000	$219,000,000
NOI Yield (unlevered)	13.5%	14.0%	11.5%
Illustrative Return on Project Equity (levered)	**33%**	**35%**	**36%**

Assumptions

- Average airfield development cost projected to grow over time from current levels at CPI
- NOI yield projected to increase for fields 7-20 (more desirable airfields), then decreases for fields 21-50 (less attractive fields)
- PABs leverage estimated to increase with size and diversification of Obligated Group
- Effective PABs interest rate projected to increases due to recent interest rate increases, partially offset with potential for investment grade credit spread compression
- Additional equity from balance sheet cash, PIPE or public equity offerings, and/or project level joint venture partnerships

[1] Net Operating Income (NOI) is a non-GAAP measure that we consider to be an appropriate supplemental measure of our properties. We define NOI as total revenue (including rental revenue, fuel revenue, tenant reimbursements, and other income) less property-level operating expenses (including insurance, utilities, property taxes, repairs and maintenance, property-level salaries, and ground lease payments). NOI excludes depreciation and amortization, general and administrative expenses at the holding company, interest expense, and other non-operating items. Assumes first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).

***Important Note:** All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

SkyH Capital is Fully Funded for the "2021 PABs Project" as Amended

$113,500,000
U.S. Treasuries and Cash
as of September 30th at Sky Harbour Capital LLC


$80,156
$33,392
Cash
Treasuries


$8,417
$11,962
$4,047
$2,459
$86,661
Construction
Capitalized Interest
Debt Service Reserve
Ramp Up Reserve
Revenue Fund

U.S. treasuries have an average maturity of 4 months

Operating Cash Flow Turned Positive at Sky Harbour Capital



Cost of Construction and Constructed Assets
(in millions)
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23



Quarterly Revenues
(in millions)
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23



Operating Expenses
(in millions)
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23



SG&A
(in millions)
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23



Operating Results
(in millions)
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23



Net Cash Flow provided by Operating Activities
(in millions)
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23

Permanent Capital: Key to Prudent Funding of Growth Capital Opportunistically

Growth Capital

Internally Generated Cash Flow
- In lieu of a portion or all dividends in the early years

SKYH Holding Company Equity
- Public ATM or marketed offerings
- PIPEs

Project level Partnerships with Real Estate/Infrastructure Funds
- GP/LP structures
- Development Fees
- Asset and operating management fees

Private Activity Tax-Exempt Debt
- Bonds
- Notes
- Bank Loans

Q3 in Pictures: The Sky Harbour Team in Action


SkyHarbour
NEW YORK STOCK EXCHANGE
SkyHarbour
SkyHarbour

Business Strategy

Site Acquisition: Current position good

Development:

- Effective to Efficient
- HR scale-up

Member Leasing: Brand strategy roll-out including member-ambassadors

Airfield Operations:

- Near term: Continued focus on #1 safety and efficacy
- Medium term: Roll-out third-party services

General:

- Large lessons learned, methods, procedures, culture established. Time to scale.
- Functional integration
- Opportunistic growth-capital strategy with key equity partners






SkyHarbour


SkyHarbour
AVIATION • INFRASTRUCTURE • REAL ESTATE
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